EXHIBIT 99.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-46024, 333-82233, 333-58235,333-06577,
333-73512 and 333-109042) and Form S-3 (File Nos. 333-106625) of Integra
LifeSciences Holdings Corporation and Subsidiaries of our report dated February 25, 2004, except Note 11 for which the date is January 5, 2005 relating to the consolidated financial statements, which appears in this Current Report on Form 8-K of Integra LifeSciences Holdings Corporation and Subsidiaries dated January 14, 2005

PricewaterhouseCoopers LLP
Florham Park, New Jersey
January 13, 2005